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                                                              EXHIBIT 99.906CERT

   CERTIFICATION PURSUANT TO RULE 30A-2(b) UNDER THE 1940 ACT AND SECTION 906
                            OF THE SARBANES-OXLEY ACT

I, Brian C. Beh, President of The Roxbury Funds (the "Registrant"), certify that:

      1. The Form N-CSR of the Registrant for the period ended June 30, 2011 (the "Report") fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date: 9/2/11            /s/ Brian C. Beh
                        --------------------------------------------
                        Brian C. Beh, President
                        (principal executive officer)

I, Lance Simpson, Treasurer and CCO of The Roxbury Funds (the "Registrant"), certify that:

      1. The Form N-CSR of the Registrant for the period ended June 30, 2011 (the "Report") fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: 9/2/11            /s/ Lance Simpson
                        --------------------------------------------
                        Lance Simpson, Treasurer and CCO
                        (principal financial officer)

This certification is being furnished to the Securities and Exchange Commission pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, amended, and 18 U.S.C. Section 1350 and is not being filed as part of the report with the Commission.